SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   September 26, 2003
                                                --------------------------------


                         Delta Woodside Industries, Inc.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
                            -------------------------
                          (State of Other Jurisdiction
                                of Incorporation)

            1-10095                                      57-0535180
-----------------------                            ------------------------
(Commission File Number)                       (IRS Employer Identification No.)

P.O. Box 6126, 100 Augusta Street, Greenville, South Carolina           29606
-------------------------------------------------------------       ------------
         (Address of Principal Executive Offices)                    (Zip Code)

                                 (864) 255-4122
                                 --------------
                         (Registrant's Telephone Number
                              Including Area Code)

                                 Not Applicable
                       ----------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

     99.1 Press release issued by Delta Woodside Industries, Inc. on September 26, 2003.

Item 9.  Regulation F-D Disclosure.

On September 26, 2003, Delta Woodside Industries, Inc. issued a press release announcing that it has determined to take a full valuation allowance against its net deferred tax asset at June 28, 2003, which will change the financial results reported in its financial results release for the fiscal quarter and year ended June 28, 2003 that was issued on August 19, 2003. The September 26, 2003 press release is set forth as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 12.  Results of Operations and Financial Condition.

The information set forth under Items 7 and 9 above are incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         DELTA WOODSIDE INDUSTRIES, INC.


Date:  September 26, 2003                   /s/ W. H. Hardman, Jr.
                                            ----------------------------------
                                            W.H. Hardman, Jr.
                                            Vice President and
                                            Chief Financial Officer

                                    EXHIBITS

     99.1 Press release issued by Delta Woodside Industries, Inc. on September 26, 2003.